THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
Lincoln Investor Advantage® Pro
Lincoln Investor Advantage® Pro Advisory
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Supplement dated May 1, 2024 to the
Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated May 1, 2024
This supplement updates the summary prospectuses and prospectus for the above-referenced variable annuity contracts (“Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln”). All other provisions in the summary prospectuses and prospectus remain unchanged.

Notice of Fund Substitution

On or about June 21, 2024 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, Lincoln intends to substitute the following “Existing Funds” with the corresponding “Replacement Funds” under the Contracts:
Existing Funds	Replacement Funds
Lincoln Hedged Nasdaq-100 Fund 2	Lincoln Hedged Nasdaq-100 Fund
Lincoln Hedged Nasdaq-100 Fund 3	Lincoln Hedged Nasdaq-100 Fund
Lincoln Hedged Nasdaq-100 Fund 4	Lincoln Hedged Nasdaq-100 Fund
Lincoln Hedged S&P 500 Conservative Fund 2	Lincoln Hedged S&P 500 Conservative Fund
Lincoln Hedged S&P 500 Conservative Fund 3	Lincoln Hedged S&P 500 Conservative Fund
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln Hedged S&P 500 Conservative Fund
Lincoln Hedged S&P 500 Fund 2	Lincoln Hedged S&P 500 Fund
Lincoln Hedged S&P 500 Fund 3	Lincoln Hedged S&P 500 Fund
Lincoln Hedged S&P 500 Fund 4	Lincoln Hedged S&P 500 Fund

On the Substitution Date, any Contract Value allocated to a subaccount option investing in an Existing Fund will be automatically transferred to the subaccount option investing in the corresponding Replacement Fund.

Please note:

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Same Contract Value, No Increase in Contract Fees or Charges. The substitutions will not result in any change to your Contract Value or increase the fees and charges under your Contract. The substitutions will be effected at the relative net asset values of the Existing Funds’ and the Replacement Funds’ shares.

•	No Cost, No Tax Consequences. The substitutions will be performed at no cost to you, and there will be no tax consequences resulting from the substitutions.
•	No Change in Rights or Obligations. Your rights and our obligations under the Contract will not be altered in any way.
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Existing Funds No Longer Available. The subaccount options investing in the Existing Funds will no longer be available for investment after the Substitution Date. After the Substitution Date, all standing instructions and investment restrictions that reference subaccount options for the Existing Funds will be automatically updated to reference the subaccount options for the corresponding Replacement Funds.

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Voluntary Transfers From Now Until 30 Days After Substitution. From the date of this supplement until 30 days after the Substitution Date, you may make free transfers of Contract Value (or annuity unit exchanges) out of any Existing Fund subaccount to any other subaccount options available under the Contract prior to the Substitution Date, or out of a Replacement Fund subaccount to any other subaccount options available under the Contract after to the Substitution Date. Any such transfer will not count against any restrictions or limits on the number of transfers that may be performed under your Contract. Lincoln will not exercise any rights it has reserved under the Contracts to impose restrictions or fees on such transfers (other than with respect to “market timing” activities) until at least 30 days after the Substitution Date. A transfer request may be made to the Home Office by logging into our website (www.LincolnFinancial.com), by sending in a transfer request form, or by telephone (888-868-2583).

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Replacement Fund Prospectus. As further described in the summary prospectuses and prospectus for the Contract, the prospectuses for the Replacement Funds may be obtained electronically by accessing the following link:

www.lfg.com/public/individual/exploreinsuranceannuities/lifeinsurance/variableuniversallife/lvipprospectusreports.

Please keep this supplement for future reference.